                                                        EXHIBIT (10)(iii)(A)5


                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN




                            Lucent Technologies Inc.
                                       and
                   Such of its Subsidiary Companies which are
                             Participating Companies

                            Effective October 1, 1996

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN

                                TABLE OF CONTENTS



1. INTRODUCTION AND PURPOSE ..............................................................   1

2. DEFINITIONS ...........................................................................   2
     2.1. ADMINISTRATOR ..................................................................   2
     2.2. AFFILIATED CORPORATION .........................................................   2
     2.3. BENEFICIARY ....................................................................   2
     2.4. BENEFIT LIMITATION .............................................................   2
     2.5. BOARD ..........................................................................   2
     2.6. CODE ...........................................................................   2
     2.7. COMMITTEE ......................................................................   2
     2.8. COMPANY ........................................................................   2
     2.9. COMPENSATION LIMITATION ........................................................   3
     2.10. ERISA .........................................................................   3
     2.11. EXCESS RETIREMENT BENEFIT .....................................................   3
     2.12. EXECUTIVE .....................................................................   3
     2.13. PARTICIPANT ...................................................................   3
     2.14. PARTICIPATING COMPANY .........................................................   3
     2.15. PLAN ..........................................................................   3
     2.16. SUBSIDIARY ....................................................................   3
     2.17. SURVIVING SPOUSE ..............................................................   3
     2.18. TERM OF EMPLOYMENT ............................................................   4
     2.19. TRANSFERRED INDIVIDUAL ........................................................   4

3. ELIGIBILITY ...........................................................................   5
     3.1. PARTICIPATION ..................................................................   5
     3.2. SURVIVING SPOUSE BENEFIT .......................................................   5
     3.3. RELATIONSHIP TO OTHER PLANS ....................................................   5
     3.4. FORFEITURE OF BENEFITS .........................................................   5

4. RETIREMENT AND DEATH BENEFITS .........................................................   6
     4.1. EXCESS RETIREMENT BENEFITS .....................................................   6
     4.2. AMOUNT OF EXCESS RETIREMENT BENEFIT ............................................   6
     4.3. COMMENCEMENT AND FORM OF BENEFITS PAYABLE TO PARTICIPANT OR SURVIVING SPOUSE ...   7
     4.4. NO SURVIVING SPOUSE ............................................................   7
     4.5. FUTURE BENEFIT ADJUSTMENTS .....................................................   7
     4.6. DETERMINATION OF BENEFITS ......................................................   8
     4.7. SUSPENSION AND RECOMMENCEMENT OF BENEFIT PAYMENTS ..............................   8
     4.8. MANDATORY PORTABILITY AGREEMENT ................................................   8
     4.9. EXCESS DEATH BENEFIT ...........................................................   9

5. DISPOSITION OF PARTICIPATING COMPANY ..................................................  10
     5.1. SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY ..................  10

6. SOURCE OF PAYMENT .....................................................................  11
     6.1. SOURCE OF PAYMENTS .............................................................  11
     6.2. UNFUNDED STATUS ................................................................  11

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


     6.3. FIDUCIARY RELATIONSHIP .......................................   11

7. ADMINISTRATION OF THE PLAN ..........................................   12
     7.1. ADMINISTRATION ...............................................   12
     7.2. INDEMNIFICATION ..............................................   12
     7.3. CLAIMS PROCEDURE .............................................   12
     7.4. NAMED FIDUCIARIES ............................................   13
     7.5. ROLE OF THE COMMITTEE ........................................   13
     7.6. ALLOCATION OF RESPONSIBILITIES ...............................   13
     7.7. MULTIPLE CAPACITIES ..........................................   13

8. AMENDMENT AND TERMINATION ...........................................   14
     8.1. AMENDMENT AND TERMINATION ....................................   14

9. GENERAL PROVISIONS ..................................................   15
     9.1. BINDING EFFECT ...............................................   15
     9.2. NO GUARANTEE OF EMPLOYMENT ...................................   15
     9.3. TAX WITHHOLDING ..............................................   15
     9.4. ASSIGNMENT OF BENEFITS .......................................   15
     9.5. FACILITY OF PAYMENT ..........................................   16
     9.6. SEVERABILITY .................................................   16
     9.7. PLAN YEAR ....................................................   16
     9.8. HEADINGS .....................................................   16
     9.9. GOVERNING LAW ................................................   16
     9.10. ENTIRE PLAN .................................................   17

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN

         ADOPTED effective October 1, 1996

                                     ARTICLE
                                       1.
                            INTRODUCTION AND PURPOSE

         The Lucent Technologies Inc. Excess Benefit and Compensation Plan (the "Plan") is intended to constitute an unfunded "excess benefit plan" as defined in ERISA Section 3(36) to the extent it provides benefits that would Be paid under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan but for the limitations imposed by Code Section 415, and an "unfunded plan of deferred compensation for a select group of management or highly compensated employees" for purposes of Title I of ERISA, to the extent it provides other benefits.

         The Plan is a successor to the AT&T Excess Benefit and Compensation Plan in effect as of September 30, 1996 with respect to "Transferred Individuals" (as defined in Article 2). The Plan assumes and is solely responsible for all liabilities as of September 30, 1996 relating to Transferred Individuals. Effective as of the date an individual becomes a "Transition Individual" (as defined in Section 1.38(b) or (c) of the Management Interchange Agreement or Section 1.30(b) or (c) of the Occupational Interchange Agreement), the Plan shall also assume and be solely responsible for all liabilities relating to such Transition Individuals. Accordingly, the Plan shall recognize such service and compensation as of September 30, 1996 with respect to Transferred Individuals as would be recognized by the AT&T Excess Benefit and Compensation Plan in effect as of September 30, 1996. To the extent that the Plan refers to dates, events, agreements, elections, or designations before October 1, 1996 relating to Transferred Individuals, such dates, events, agreements, elections, and designations shall be recognized as if Lucent Technologies Inc. and the Plan were in existence at the applicable time. For Transferred Individuals who terminated employment before October 1, 1996, the provisions of the AT&T Excess Benefit and Compensation Plan in effect at termination of the Transferred Individual's employment shall be deemed to be incorporated in this Plan and shall govern.

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


                                     ARTICLE
                                       2.
                                   DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms have the meanings described below when used in this Plan and references to a particular Article or Section shall mean the Article or Section so delineated in this Plan, or such other portion or entity designated by the Company.

2.1.     ADMINISTRATOR

         With respect to individuals covered by the Lucent Technologies Inc. Management Pension Plan, the Pension Plan Administrator under the Lucent Technologies Inc. Management Pension Plan and, with respect to individuals covered by the Lucent Technologies Inc. Pension Plan, the Pension Plan Administrator under the Lucent Technologies Inc. Pension Plan, or such other person or entity designated by the Company.

2.2.     AFFILIATED CORPORATION

         Any corporation of which more than 50 percent of the voting stock is owned directly or indirectly by the Company.

2.3.     BENEFICIARY

         Any person entitled to an Excess Death Benefit pursuant to Section 4.9.

2.4.     BENEFIT LIMITATION

         The maximum benefit payable to a Participant under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan in accordance with Code Section 415, but after application of the Compensation Limitation, if any, under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan.

2.5.     BOARD

         The Board of Directors of the Company.

2.6.     CODE

         The Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of ERISA includes any applicable regulations promulgated under that section.

2.7.     COMMITTEE

         The Lucent Technologies Inc. Employee Benefits Committee.

2.8.     COMPANY

         Lucent Technologies Inc., a Delaware Corporation, or its successor.


ARTICLE 2                             -2-                            DEFINITIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


2.9.     COMPENSATION LIMITATION

         The maximum amount of annual compensation under Code Section 401(a)(17) that may be taken into account in any Plan Year for benefit accrual purposes under the Lucent Technologies Inc. Management Pension Plan or for purposes of calculating an Accident Death Benefit, Sickness Death Benefit or Pensioner Death Benefit under the Lucent Technologies Inc. Management Pension Plan.

2.10.    ERISA

         The Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular section of ERISA includes any applicable regulations promulgated under that section.

2.11.    EXCESS RETIREMENT BENEFIT

         The benefit, if any, described in Article 4 which is payable to a Participant or a Surviving Spouse under the terms of the Plan.

2.12.    EXECUTIVE

         An individual who is considered to be within "a select group of management or highly compensated employees" for purposes of Title I of ERISA and whose annual compensation in any year exceeds the Compensation Limitation.

2.13.    PARTICIPANT

         An individual and/or an Executive who has satisfied the eligibility requirements in Section 3.1 for accrual of an Excess Retirement Benefit.

2.14.    PARTICIPATING COMPANY

         The Company and any of its subsidiaries, which is a Participating Company under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan.

2.15.    PLAN

         This Lucent Technologies Inc. Excess Benefit and Compensation Plan.

2.16.    SUBSIDIARY

         Any corporation of which more than 80% of the voting stock is owned directly or indirectly by the Company.

2.17.    SURVIVING SPOUSE

         A deceased Participant's surviving spouse who is eligible to receive a survivor annuity benefit under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan.


ARTICLE 2                             -3-                            DEFINITIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


2.18.    TERM OF EMPLOYMENT

         "Term of Employment" within the meaning of the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, as applicable, for purposes of calculating a Participant's benefit.

2.19.    TRANSFERRED INDIVIDUAL

         A "Transferred Individual" within the meaning of the Employee Benefits Agreement between AT&T and the Company dated as of February 1, 1996, as amended.


ARTICLE 2                             -4-                            DEFINITIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


                                     ARTICLE
                                       3.
                                   ELIGIBILITY

3.1.     PARTICIPATION

         (i) Each individual who becomes eligible or is eligible for a deferred vested pension, a disability pension or a service pension, under the terms and conditions of either the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, shall be eligible to participate in this Plan, and/or (ii) each Executive who, in any year, has annual compensation in excess of the Compensation Limitation and who becomes or is eligible for a deferred vested pension, a disability pension or a service pension, under the terms and conditions of the Lucent Technologies Inc. Management Pension Plan, shall be eligible to participate in this Plan.

3.2.     SURVIVING SPOUSE BENEFIT

         Each Surviving Spouse of a Participant shall be eligible to receive an Excess Retirement Benefit under the Plan, if eligible as provided in Section 4.1.

3.3.     RELATIONSHIP TO OTHER PLANS

         The Excess Retirement Benefit and Excess Death Benefit payable under the Plan shall be in addition to any other benefits provided, directly or indirectly, to a Participant, Surviving Spouse or Beneficiary by any Participating Company. Participation in the Plan shall not preclude or limit the participation of the Participant in any other benefit plan sponsored by a Participating Company for which such Participant would otherwise be eligible. The Excess Retirement Benefit and Excess Death Benefit payable to a Participant, Surviving Spouse or Beneficiary under this Plan shall not duplicate benefits payable to such Participant, Surviving Spouse or Beneficiary under any other plan or arrangement of a Participating Company or any Affiliated Corporation.

3.4.     FORFEITURE OF BENEFITS

         If any Participant who otherwise would be entitled to an Excess Retirement Benefit under this Plan is discharged for cause due to conviction of a felony related to his or her employment, the rights of such Participant to an Excess Retirement Benefit under this Plan, including the rights of the Participant's spouse to an Excess Retirement Benefit as a Surviving Spouse and/or the rights of a Beneficiary to an Excess Death Benefit, shall be forfeited.


ARTICLE 3                             -5-                            ELIGIBILITY

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


                                     ARTICLE
                                       4.
                          RETIREMENT AND DEATH BENEFITS


4.1.     EXCESS RETIREMENT BENEFITS

         If the benefit payable to a Participant or a Surviving Spouse under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan is limited by reason of the application of the Benefit Limitation and/or, for an Executive or a Surviving Spouse of an Executive, the Compensation Limitation, an Excess Retirement Benefit shall be paid as provided in this
Article 4 to the Participant or the Surviving Spouse.

4.2.     AMOUNT OF EXCESS RETIREMENT BENEFIT

         (a) The amount, if any, of the Excess Retirement Benefit payable monthly to a Participant or a Surviving Spouse shall be equal to the difference between (i) and (ii) where:

             (i) is the amount of the monthly pension benefit which would be provided to the Participant or Surviving Spouse under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, without regard to the Benefit Limitation and/or for an Executive, or a Surviving Spouse of an Executive, without regard to the Compensation Limitation under the Lucent Technologies Inc. Management Pension Plan, based upon the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan formula, as applicable, in effect as of the date of termination of employment or death; and

             (ii) is the amount of the monthly pension benefit actually payable to such Participant or Surviving Spouse under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan.

         (b) The amount of the Excess Retirement Benefit payable as a result of the application of the Benefit Limitation under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan shall be determined or redetermined, based upon the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan formula, as applicable, in effect as of the date of termination of employment or termination of reemployment pursuant to Section 4.7 or death, (i) as of the date when benefits are to commence pursuant to Section 4.3 or recommence pursuant to
Section 4.7; (ii) as of the effective date of any subsequent increases and/or decreases in the Benefit Limitation, and/or (iii) as of the effective date of any special increases in the monthly benefit payable, prior to application of the Benefit Limitation, as a result of amendments to the Lucent Technologies Inc. Management Pension Plan and/or the Lucent Technologies Inc. Pension Plan, whichever is applicable. Further, the amount of the Excess Retirement Benefit shall be reduced for commencement of the Excess Retirement Benefit prior to age 55 and/or for the cost of the survivor annuity, if any, in the same manner as is set forth in the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, as applicable.


ARTICLE 4                             -6-          RETIREMENT AND DEATH BENEFITS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


4.3.     COMMENCEMENT AND FORM OF BENEFITS PAYABLE TO PARTICIPANT OR SURVIVING
         SPOUSE

         The Excess Retirement Benefit provided under this Plan payable to either the Participant or the Surviving Spouse (i) shall commence at the same time, (ii) shall be paid for as long as (subject to Section 4.2) and (iii) shall be paid in the same benefit form as the Participant's or Surviving Spouse's benefits are paid under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan; whichever is applicable, provided, however, that the Committee shall have the right to approve the Participant's election of the form of the Excess Retirement Benefit payable to the Participant.

4.4.     NO SURVIVING SPOUSE

         If a Participant dies before the date as of which his or her benefit commences under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, and he or she does not have a Surviving Spouse on his or her date of death, no Excess Retirement Benefit shall be paid after the death of the Participant with respect to the Participant.

4.5.     FUTURE BENEFIT ADJUSTMENTS

         (a) If a Participant has commenced receiving a service or disability pension under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan in the form of a joint and 50 percent survivor annuity and his or her designated annuitant subsequently predeceases him or her, the Participant's Excess Retirement Benefit under this Plan shall be calculated in accordance with Section 4.2 and thereafter paid, prospectively, by restoring the original cost of the joint and 50 percent survivor annuity form of benefit under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, whichever is applicable. Such adjustment shall be effective as of the first day of the first month following the death of the Participant's surviving annuitant.

         (b) In the event that, following commencement of benefits to a Participant under the Plan, the Lucent Technologies Inc. Management Pension Plan benefit is subsequently adjusted to include any payments considered Compensation under the Lucent Technologies Inc. Management Pension Plan paid after commencement of the Lucent Technologies Inc. Management Pension Plan benefit, the Excess Retirement Benefit to the Participant under this Plan shall be recalculated as soon as practicable after the Lucent Technologies Inc. Management Pension Plan benefit is adjusted and shall be paid retroactively to the date the Lucent Technologies Inc. Management Pension Plan benefit commences, if the Lucent Technologies Inc. Management Pension Plan benefit is adjusted retroactively to such date.

         (c) In the event that, following commencement of benefits to a Participant or Surviving Spouse under the Plan, the Lucent Technologies Inc. Management Pension Plan or Lucent Technologies Inc. Pension Plan benefit is subsequently increased as a result of a successful claim for benefits under the Lucent Technologies Inc. Management Pension Plan or Lucent Technologies Inc. Pension Plan, the Excess Retirement Benefit to the Participant or Surviving Spouse under this Plan shall be recalculated as soon as practicable after the Lucent


ARTICLE 4                             -7-          RETIREMENT AND DEATH BENEFITS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan benefit is adjusted.

4.6.     DETERMINATION OF BENEFITS

         Excess Retirement Benefit payments and Excess Death Benefit payments under this Plan shall be calculated in accordance with the rules, procedures, and assumptions utilized under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, whichever is applicable. Thus, whenever it is necessary to determine whether one benefit is less than, equal to, or larger than another, or to determine the equivalent actuarial value of any benefit, whether or not such form of benefit is provided under this Plan, such determination shall be made, at the Administrator's discretion, by the Company's enrolled actuary, using mortality, interest and other assumptions normally used at the time in determining actuarial equivalence under the Lucent Technologies Inc. Management Pension Plan or Lucent Technologies Inc. Pension Plan, whichever is applicable.

4.7.     SUSPENSION AND RECOMMENCEMENT OF BENEFIT PAYMENTS

         A Participant's employment or reemployment subsequent to retirement or termination of employment with entitlement to an Excess Retirement Benefit under this Plan shall result in the permanent suspension of payment of the Excess Retirement Benefit to the Participant for the period of such employment or reemployment to the extent and in a manner consistent with the terms and conditions applicable to the suspension of benefit payments under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, whichever is applicable. A Participant's Excess Retirement Benefit shall recommence simultaneously with the recommencement of his or her benefits under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan. The amount of the Participant's Excess Retirement Benefit upon recommencement shall be adjusted to reflect adjustments, if any, in the amount of the Participant's pension benefit under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan resulting from the period of reemployment, pursuant to Section 4.2. Following recommencement of payment under this Plan, the Participant (or Surviving Spouse) shall not be eligible to receive any Excess Retirement Benefit payments that would otherwise have been payable but for the suspension.

4.8.     MANDATORY PORTABILITY AGREEMENT

         A Participant (i) who is employed by an "Interchange Company", as that term is defined under the Mandatory Portability Agreement ("MPA"), subsequent to retirement or termination of employment from the Company, its subsidiaries or any Affiliated Corporation, (ii) who is covered under the terms and conditions of the MPA, and (iii) for whom assets and liabilities are transferred from the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan, shall forfeit his rights to an Excess Retirement Benefit under this Plan, including the rights of the Participant's spouse to an Excess Retirement Benefit as a Surviving Spouse and the rights of Beneficiary to an Excess Death Benefit.


ARTICLE 4                             -8-          RETIREMENT AND DEATH BENEFITS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


4.9.     EXCESS DEATH BENEFIT

         (a) If the actual Accident Death Benefit, Sickness Death Benefit or Pensioner Death Benefit ("Death Benefit") payable to any person as a result of the death of a Participant under the terms of the Lucent Technologies Inc. Management Pension Plan is reduced or limited by reason of the Compensation Limitation, an Excess Death Benefit shall be paid as provided in this Section
4.9 to the beneficiary otherwise entitled to receive the Death Benefit under the terms and conditions of the Lucent Technologies Inc. Management Pension Plan.

         (b) The amount, if any, of the Excess Death Benefit payable shall be equal to the difference between (i) and (ii) where:

             (i) is the amount of the Death Benefit which would be provided to the beneficiary under the Lucent Technologies Inc. Management Pension Plan without regard to the Compensation Limitation under the Lucent Technologies Inc. Management Pension Plan in effect as of the date of death; and

             (ii) is the amount of the Death Benefit actually payable to such beneficiary under the Lucent Technologies Inc. Management Pension Plan.

         (c) The Excess Death Benefit provided under this Plan (i) shall commence at the same time, (ii) shall be paid for as long as, and (iii) shall be paid in the same benefit form as the Committee or its delegate has determined with respect to the Death Benefit payable under the Lucent Technologies Inc. Management Pension Plan.


ARTICLE 4                             -9-          RETIREMENT AND DEATH BENEFITS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN



                                     ARTICLE
                                       5.
                      DISPOSITION OF PARTICIPATING COMPANY


5.1.     SALE, SPIN-OFF, OR OTHER DISPOSITION OF PARTICIPATING COMPANY

         (a) Subject to Sections 4.8 and 9.1, in the event the Company sells, spins off, or otherwise disposes of a Subsidiary or an Affiliated Corporation, or disposes of all or substantially all of the assets of a Subsidiary or an Affiliated Corporation such that one or more Participants terminate employment for the purpose of accepting employment with the purchaser of such stock or assets, any person employed by such Subsidiary or Affiliated Corporation who ceases to be an employee as a result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating Company and be eligible for an Excess Retirement Benefit commencing at the same time as his or her benefit, if any, commences under the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan. Further, if the Participant dies after termination of employment as described in this
Section 5.1, his or her Surviving Spouse may be entitled to an Excess Retirement Benefit, if eligible as provided in Section 4.1, and/or his or her Beneficiary may be entitled to an Excess Death Benefit, if eligible as provided in Section 4.9.

         (b) Notwithstanding the foregoing provisions of this Section 5.1, and subject to Section 9.1, if, as part of the sale, spin-off, or other disposition of the stock or assets of a Subsidiary or Affiliated Corporation, the Subsidiary or Affiliated Corporation, its successor owner, or any other party agrees in writing to assume the liability for the payment of the Excess Retirement Benefit and/or the Excess Death Benefit to which the Participant, Surviving Spouse and/or Beneficiary would have been entitled under the Plan but for such sale, spin-off, or other disposition, then the entitlement of the Participant or his or her Surviving Spouse to an Excess Retirement Benefit and/or any Beneficiary to an Excess Death Benefit under this Plan shall terminate. Any subsequent entitlement of the former Participant or his or her Surviving Spouse or Beneficiary to the Excess Retirement Benefit and/or the Excess Death Benefit shall be the sole responsibility of the assuming party. Upon the assumption of the liability for the payment of an Excess Retirement Benefit and Excess Death Benefit by AT&T Corp. pursuant to Section 7.1 of the Management Interchange Agreement or Section 3.1 of the Occupational Interchange Agreement, both dated as of April 8, 1996, between Lucent Technologies Inc. and AT&T Corp., the entitlement of a Transition Individual (as defined in Section 1.38(a) or (d) of the Management Interchange Agreement or Section 1.30(a) or (d) of the Occupational Interchange Agreement), and/or his or her Surviving Spouse or Beneficiary, to an Excess Retirement Benefit and/or an Excess Death Benefit under this Plan shall terminate.


ARTICLE 5                            -10-   DISPOSITION OF PARTICIPATING COMPANY

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN

                                    ARTICLE
                                       6.
                               SOURCE OF PAYMENT


6.1.     SOURCE OF PAYMENTS

         Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from the Company's general assets. The Company may, however, establish a trust to pay such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, the Company shall pay such benefits, costs, charges, and expenses from its general assets.

6.2.     UNFUNDED STATUS

         The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Section 6.1 shall continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by the Company and the Participating Companies to make Excess Retirement Benefit payments and Excess Death Benefit payments, if any, in the future. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Surviving Spouse or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.

6.3.     FIDUCIARY RELATIONSHIP

         Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust or a fiduciary relationship between or among the Company, any other Participating Company, the Board, the Administrator, the Committee, any Participant, any Surviving Spouse, or any other person, except as provided in Section 7.4.


ARTICLE 6                            -11-                      SOURCE OF PAYMENT

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


                                     ARTICLE
                                       7.
                           ADMINISTRATION OF THE PLAN


7.1.     ADMINISTRATION

         The Company shall be the "plan administrator" of the Plan as that term is defined in ERISA.

7.2.     INDEMNIFICATION

         Neither the Administrator, any member of the Board or of the Committee, nor each other officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, shall be personally liable by reason of any contract or other instrument executed by such individual or on his or her behalf in his or her capacity as the Administrator or as a member of the Board or of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless the Administrator, each member of the Board, each member of the Committee, and each other employee or officer to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

7.3.     CLAIMS PROCEDURE

         (a) All claims for benefit payments under the Plan shall be submitted in writing by the Participant, Surviving Spouse, Beneficiaries, or any individual duly authorized by them (Claimant for purposes of Section 7.3), to the Administrator. The Administrator shall notify the Claimant in writing within 90 days after receipt as to whether the claim has been granted or denied. This period may be extended for up to an additional 90 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. In the event the claim is denied, such notice shall (i) set forth the specific reasons for denial, (ii) make reference to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary before the Claimant's request may be acted upon, and (iv) explain the procedure for appealing the adverse determination.

         (b) Any Claimant whose claim for benefits has been denied, in whole or in part, may, within 60 days of receipt of any adverse benefit determination, appeal such denial to the Committee. All appeals shall be in the form of a written statement and shall (i) set forth all of the reasons in support of favorable action on the appeal, (ii) identify those provisions of the Plan upon which the Claimant is relying, and (iii) include copies of any other documents or materials which may support favorable consideration of the claim. The Committee shall decide the issues presented within 60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases provided that written notice of the extension is furnished to the Claimant prior to the commencement of the extension. The decision of the Committee shall be set forth in writing, include specific reasons for the decision, refer to pertinent Plan


ARTICLE 7                             -12-            ADMINISTRATION OF THE PLAN

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


provisions on which the decision is based, and shall be final and binding on all persons affected thereby.

         Any Claimant whose claim for benefits has been denied shall have such further rights of review as are provided in ERISA Section 503, and the Committee and Administrator shall retain such right, authority, and discretIon as is provided in or not expressly limited by ERISA Section 503.

         (c) The Committee shall serve as the final review committee, under the Plan and ERISA, for the review of all appeals by Claimants whose initial claims for benefits have been denied, in whole or in part, by the Administrator. The Committee shall have the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, authorizing disbursements according to the Plan, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Participant, Surviving Spouse or Beneficiary, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

7.4.     NAMED FIDUCIARIES

         The Company, the Committee, the Pension Plan Administrator(s) and each Participating Company is each a named fiduciary as that term is used in ERISA with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

7.5.     ROLE OF THE COMMITTEE

         (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

         (b) The procedures for the adoption of by-laws and rules of procedure and for the employment of a secretary and assistants shall be the same as are set forth in the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan.

7.6.     ALLOCATION OF RESPONSIBILITIES

         The Company may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms, including allocation of responsibilities to the Committee and the other Participating Companies. The Company and other named fiduciaries may designate in writing other persons to carry out their respective responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.

7.7.     MULTIPLE CAPACITIES

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.


ARTICLE 7                             -13-            ADMINISTRATION OF THE PLAN

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN

                                     ARTICLE
                                       8.
                           AMENDMENT AND TERMINATION


8.1.     AMENDMENT AND TERMINATION

         Pursuant to ERISA Section 402(b)(3), the Board or its delegate (acting pursuant to the Board's delegationS of authority then in effect) may from time to time amend, suspend, or terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided prospectively to any class or classes of Participants (and Surviving Spouses and Beneficiaries). Any and all Plan amendments may be made without the consent of any Participant, Surviving Spouse or Beneficiary. Notwithstanding the foregoing, no such amendment, suspension, or termination shall retroactively impair or otherwise adversely affect the rights of any Participant, Surviving Spouse, or other person to benefits under the Plan, the Lucent Technologies Inc. Management Pension Plan or the Lucent Technologies Inc. Pension Plan which have arisen prior to the date of such action.


ARTICLE 8                             -14-             AMENDMENT AND TERMINATION

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN

                                     ARTICLE
                                       9.
                               GENERAL PROVISIONS


9.1.     BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of each Participating Company and its successors and assigns, and to each Participant, his or her successors, designees, Beneficiaries, designated annuitants, and estate. The Plan shall also be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. Nothing in the Plan shall preclude the Company from merging or consolidating into or with, or transferring all or substantially all of its assets to, another corporation which assumes the Plan and all obligations of the Company hereunder. The Company agrees that it will make appropriate provision for the preservation of the rights of Participants, Surviving Spouses and Beneficiaries under the Plan in any agreement or plan or reorganization into which it may enter to effect any merger, consolidation, reorganization, or transfer of assets. Upon such a merger, consolidation, reorganization, or transfer of assets, the term "Participating Company" shall refer to such other corporation and the Plan shall continue in full force and effect.

9.2.     NO GUARANTEE OF EMPLOYMENT

         Neither the Plan nor any action taken hereunder shall be construed as
(i) a contract of employment or deemed to give any Participant the right to be retained in the employment of a Participating Company, the right to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of a Participating Company to discharge or dismiss any Participant at any time.

9.3.     TAX WITHHOLDING

         The Company or a Participating Company, as applicable, shall withhold all federal, state, local, or other taxes required by law to be withheld from Excess Retirement Benefit payments under the Plan. The Company shall also withhold all FICA taxes required by law to be withheld on an Executive's Excess Retirement Benefits under the Plan.

9.4.     ASSIGNMENT OF BENEFITS

         No Excess Retirement Benefit or Excess Death Benefit under this Plan or any right or interest in such Excess Retirement Benefit or Excess Death Benefit shall be assignable or subject in any manner to anticipation, alienation, sale, transfer, claims of creditors, garnishment, pledge, execution, attachment or encumbrance of any kind, including, but not limited to, pursuant to any domestic relations order (within the meaning of ERISA Section 206(d)(3) and Code Section 414(p)(1)(B)) or judgment or claims for alimony, support, separate maintenance, and claIms in bankruptcy proceedings, and any such attempted disposition shall be null and void.


ARTICLE 9                             -15-                    GENERAL PROVISIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


9.5.     FACILITY OF PAYMENT

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs the Company, be paid to the same person or institution that the benefit with respect to such person is paid or to be paid under the Lucent Technologies Inc. Management Pension Plan or Lucent Technologies Inc. Pension Plan, if applicable, or the Participant's lawful spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of the Company, the Board, the Committee, the Administrator, and the Participating Company therefor. If any payment to which a Participant, Surviving Spouse or Beneficiary is entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts representing such payment or payments shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

9.6.     SEVERABILITY

         If any section, clause, phrase, provision, or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to other persons or circumstances.

9.7.     PLAN YEAR

         For purposes of administering the Plan, each plan year shall begin on January 1 and end on December 31, provided, however, that the first Plan Year shall begin on October 1 and end on December 31.

9.8.     HEADINGS

         The captions preceding the sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

9.9.     GOVERNING LAW

         The Plan shall be governed by the laws of the State of New Jersey (other than its conflict of laws provisions) from time to time in effect, except to the extent such laws are preempted by the laws of the United States of America.


ARTICLE 9                             -16-                    GENERAL PROVISIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


9.10.    ENTIRE PLAN

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the Plan shall be determined in accordance with its provisions pursuant to the procedures described in Article 7. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to Section 8.1.


ARTICLE 9                             -17-                    GENERAL PROVISIONS

                            LUCENT TECHNOLOGIES INC.
                      EXCESS BENEFIT AND COMPENSATION PLAN


IN WITNESS WHEREOF, the Company has caused this Plan to be effective on October 1, 1996 and to be executed on this ___ day of ___________, 1996.



         By:________________________________________
              Curtis R. Artis
              Senior Vice President, Human Resources


         Attest:____________________________________
            Pamela F. Craven
            Vice President - Law
            Assistant Secretary



ARTICLE 9                             -18-                    GENERAL PROVISIONS